Acquisition of Acquisition of Florida Gulf Bancorp, Inc. Florida Gulf Bancorp, Inc. March 19, 2012 Exhibit 99.2

Safe Harbor Language
Safe Harbor Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in IBERIABANK Corporation’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED
TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN
IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Florida Gulf Bancorp, Inc., without charge, at the
SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the
IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Florida Gulf Bancorp, Inc. common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with Florida Gulf Bancorp, Inc.  Any issuance of IBERIABANK
Corporation common stock in any proposed merger with Florida Gulf Bancorp, Inc. would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Transaction Rationale
Transaction Rationale
In-market acquisition of a Fort Myers, Florida based community bank
Attractive, established client base; complements our client base
Focus on C&I, owner-occupied CRE and professional and executive clients
Completes our distribution system in the Fort Myers-Cape Coral  MSA
Pro forma 11 offices in the MSA; market share move from 18
th
to 6
th
Approximately $350 million in assets, $279 million of deposits
Enhances our ability to compete with an experienced in-market team
Significant identified cost savings and opportunity to utilize our product set
Expected to be accretive to EPS, excluding one-time costs and after cost savings
Partial deployment of proceeds from common stock sold in March 2010
Maintains strong pro forma capital ratios
Anticipate mid-teens internal rate of return
Limited ownership dilution: 3.3%-3.7% of balance sheet and 2.2% of ownership
They have aggressively addressed credit issues
Comprehensive due diligence completed, including detailed credit analysis
Limited loss content expected (11%)
Similar cultures and strong business fit; retain executive management team
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

Transaction Overview
Transaction Overview
Consideration: Tax-free, stock-for-stock exchange
Fixed value of $23.00 in IBKC common stock for each Florida Gulf share within price collars and fixed exchange ratio outside collars
(1)
Plus potential contingency cash consideration
Deal Value: $35 million
(2)
for common stock outstanding
$4 million preferred stock outstanding redeemed at closing
Additional cash consideration of up to $4 million based on
performance of certain acquired loans over a 3-year period
Valuation Multiples: Price/Total Book: 1.41x (adjusted
(3)
: 1.43x)
Price/Tangible Book: 1.41x (adjusted
(3)
: 1.43x)
Core Deposit Premium: 4.9% (adjusted
(3)
: 5.7%)
Due Diligence: Completed comprehensive due diligence
Required Approvals: Florida Gulf shareholder approval
Customary regulatory approvals
Timing: Expected closing in third quarter of 2012
(1)  Based on 15 day average closing price prior to closing; if IBKC stock price is greater than $61.25  the exchange ratio is fixed at 0.376, if IBKC stock price is below $47.15 the exchange ratio is fixed at 0.488 shares of IBKC common stock for each Florida Gulf share.
(2) Does not include options and warrants
(3) Adjusted assuming the exercise of outstanding stock options and warrants

Overview
Florida Gulf Bancorp, Inc.
Florida Gulf Bancorp, Inc.
Markets
Headquartered in Fort Myers, Florida
One-bank holding company with a
state-chartered commercial bank
Bank founded in 2001 - capitalizing
on ‘big bank’ consolidation and
disruption in the market.
Specializing in C&I, owner-occupied
CRE, professional and executive and
private banking clientele
Avoided C&D and non-owner
occupied CRE lending issues in the
volatile Florida market
CEO Bill Valenti and leadership team
have significant large bank and local
market experience
8 branches in the Fort-Myers-Cape
Coral MSA
Complete MSA coverage with a
comprehensive distribution system
Financial Highlights
Total Loans:  $262 million
Total Assets:  $350 million
Total Deposits:  $279 million
Total Equity: $24 million common
plus $4 million preferred stock
At December 31, 2011

Strengthens Our Florida Franchise
Strengthens Our Florida Franchise
Source: SNL Financial Deposit Data as of June 2011
Fort Myers – Cape Coral, FL MSA
Rank Company Branches Deposits
Mkt.
Share
1 Wells Fargo 34 $1.7 15%
2 Bank of America 30 $1.7 15
3 SunTrust 24 $1.6 14
4 Fifth Third 19 $0.9 8
5 BB&T 20 $0.8 7
Pro Forma
IBERIABANK
12 $0.4 4
6 Regions 13 $0.4 3
7 First Citizens 4 $0.4 3
8 FineMark Holdings 3 $0.3 3
9 Northern Trust 4 $0.3 3
10 North American Finl 8 $0.3 3
12 Florida Gulf 8 $0.3 2
18 IBERIABANK 4 $0.2 1

• IBERIABANK branches
Florida Gulf branches

Fort Myers-Cape Coral MSA
Fort Myers-Cape Coral MSA
Distribution
Distribution
College Pointe
Deposits: $92 million
First Street
Deposits: $65 million
Daniels Parkway
Deposits: $27 million
Del Prado Blvd
Deposits: $21 million
Winkler Road
Deposits: $30 million
Dani Drive
Deposits: $20 million

Diligence Scope
Credit Summary
Credit Summary
Total  57 people over 2 weeks; credit
team included 9 people over 1 week
Reviewed approximately 65% of the
loan portfolio’s outstanding balances
Vast majority are in-market loans
Primarily small business/commercial
focused; little speculative lending
No industry concentrations
Addressed problem credits aggressively
NPA/Assets = 4.7%
Loans Past Due/Loans = 0.0%
Allowance for Loan Losses $7.4 million
Credit mark: approx. $28 million (b/t)
Loan Portfolio Comments
Loan Portfolio Composition

(Include unfunded commitments)
Loans $ mm %Total #Notes Avg. ($000)
Commercial RE 150 57.5% 296 506
Residential RE 30 11.3 110 268
Home Equity 19 7.3 279 68
Commercial Term 15 5.8 211 72
Commercial LOC 10 4.0 169 62
Consumer Secured 8 3.2 294 28
1-4 Family Residential 8 2.9 57 132
Commercial Unsecured 4 1.7 103 42
Construction RE - Comml 4 1.5 2 2,005
Consumer Equity Loan 3 1.3 30 115
Construction RE - Res 3 1.1 31 95
15 Year Fixed Rate 2 0.8 3 679
Line of Credit - Secured 2 0.7 18 108
Consumer Unsecured 1 0.4 41 23
Other 1 0.4 56 20
Total Loans 261 100% 1,700 $153

Merger -Related Costs
Costs And Synergies
Costs And Synergies
Merger Considerations
Approximately $6 million in costs:
Pay all outstanding Change in Control
agreements totaling $1.3 million
$1.0 million in contract terminations
$0.9 million in systems conversion
$0.3 million lease terminations
$0.3 million in marketing/communications
$2.1 million other merger-related costs
Costs incurred primarily between merger
announcement and conversion
Annual Synergies
Approximately $3 million annually:
$1.9 million in compensation/benefits
$1.1 million IT, equipment, occupancy
and outside services
$0.8 million in other cost savings
No corporate or bank board seats
Form Lee County Advisory Board
Two employment agreements
No branch divestitures anticipated
Consolidate one office downtown

Financial Assumptions & Impact
Financial Assumptions & Impact
Credit Mark: $28 million, pre-tax; 11% of total Florida Gulf loans
Including prior NCOs, represents cumulative loss of 11% of Florida
Gulf’s legacy portfolio
Other Marks: Estimated to be immaterial in aggregate
No Core Deposit Intangible
Cost Savings: Cost savings of approximately $3 million, pre-tax annually
Represents approximately 30% of Florida Gulf’s 2011
operating non-interest expenses
Fully achieved by the first quarter of 2013
Revenue synergies identified, but not included in estimates
Merger Related Costs: Approximately $6 million, pre-tax
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Accretive to EPS, excluding impact of merger-related costs in the first year and after fully phased-in cost savings; approximately 1% accretive when full savings phased in
Slightly dilutive to tangible book value per share (approximately 1%)
Strong pro forma capital ratios:
Tangible Common Equity Ratio 9.34%  (down 17 bps)
Total Risk Based Capital Ratio 15.92%  (down 29 bps)
Internal rate of return in mid-teens; well in excess of our cost of capital